UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 11, 2010
THE ST. JOE COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Florida	1-10466	59-0432511

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 Riverside Avenue, Suite 500
Jacksonville, FL	32202

(Address of Principal Executive Offices)	(Zip Code)
(904) 301-4200

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 11, 2010, the shareholders of The St. Joe Company (the “Company”) voted to approve an amendment to the Company’s Amended and Restated Articles of Incorporation to delete the provisions regarding the number of the Company’s directors. A proposal for the amendment was previously included in the Company’s 2010 proxy statement. A copy of the Articles of Amendment to the Company’s Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1.
On May 11, 2010, the Company’s Board of Directors approved an amendment to the Company’s Amended and Restated Bylaws providing for the number of directors of the Company to be fixed by the Board of Directors from time-to-time; provided, however, that the Company must have at least five directors. The amendment removes the prior Bylaw requirements regarding the minimum and maximum number of directors. A copy of the First Amendment to the Company’s Amended and Restated Bylaws is attached hereto as Exhibit 3.2.
At its meeting, the Board also approved a resolution setting the number of directors of the Company at seven.
ITEM 5.07. Submission of Matters to a Vote of Security Holders.
The Company’s Annual Meeting of Shareholders was held on May 11, 2010. At the Meeting, the shareholders elected seven directors to the Board of Directors and approved three additional proposals. A description of the proposals and the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, for each proposal are set forth below.
(1) Elected the following seven persons to the Company’s Board of Directors:

Name	Votes For	Votes Withheld
Michael L. Ainslie	63,120,152	12,376,282
Hugh M. Durden	75,122,451	373,983
Thomas A. Fanning	75,049,268	447,166
Wm. Britton Greene	75,103,476	392,958
Delores M. Kesler	75,119,925	376,509
John S. Lord	75,128,783	367,651
Walter L. Revell	75,009,912	486,522

     There were 9,870,014 broker non-votes with respect to the election of directors.
(2) Approved an amendment to the Company’s Articles of Incorporation to delete the provisions regarding the number of the Company’s directors:

Votes For	Votes Against	Abstentions
84,318,227	915,274	132,947
(3) Approved the Company’s 2009 Employee Stock Purchase Plan, which includes a reserve of 70,000 shares of the Company’s common stock for issuance under the Plan:

Votes For	Votes Against	Abstentions
75,102,550	341,502	52,382
     There were 9,870,014 broker non-votes with respect to this proposal.
(4) Ratified the Audit and Finance Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2010 fiscal year:

Votes For	Votes Against	Abstentions
84,923,145	381,533	61,770
ITEM 9.01. Financial Statements and Exhibits
(c) Exhibits
3.1	Articles of Amendment to Amended and Restated Articles of Incorporation.

3.2	First Amendment to Amended and Restated Bylaws.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY
Dated: May 17, 2010	By:	/s/ Reece B. Alford
Reece B. Alford
Senior Vice President Corporate Counsel and Secretary